Exhibit 77.q1

                     [LOGO] AMPER, POLITZINER & MATTIA, LLP
                            CERTIFIED PUBLIC ACCOUNTANTS
                            and CONSULTANTS


                                                            2015 LINCOLN HIGHWAY
                                                                    P.O. BOX 988
                                                           EDISON, NJ 08818-0988

                                                             PHONE: 732.287.1000
                                                               FAX: 732.287.3200

                                                                   WWW.AMPER.COM

August 18, 2010


Securities and Exchange Commission
100 F Street, N.E.
Washington D.C., 20549-7561


Dear Sirs/Madams:

We have read Copley Fund, Inc.'s statements included under Item 77K on its Form N-SAR-A filed on November 1, 2010 and we agree with such statements concerning our firm.

/s/ Amper, Politziner & Mattia, LLP


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                                                    INTERNATIONAL


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